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                                                                    Exhibit 23.1





                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS






As independent public accountants, we hereby consent to the incorporation of our report included in this Annual Report on Form 10-K/A, into the Company's previously filed Registration Statements on Form S-8 (33-60576, 333-91437, 333-39429, 333-04496, 333-89134, 333-69304) and Form S-3 (33-44453, 333-48964,
333-28309, 333-56512).




                                                ARTHUR ANDERSEN LLP


Roseland, New Jersey
April 9, 2002